UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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KKR & CO. INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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KKR & Co. Inc.
30 Hudson Yards
New York, New York 10001
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
To Our Stockholders:
We hereby notify you that KKR & Co. Inc., a Delaware corporation (“KKR” or the “Company”), is holding a special meeting of stockholders (the “Special Meeting”) on Tuesday, April 21, 2026, at 11:30 A.M., Eastern Time. The Special Meeting will be a virtual meeting, conducted only via live webcast on the internet at www.virtualshareholdermeeting.com/KKR2026SM.
As announced in 2021, KKR shares of common stock will transition to voting rights on a one vote per share basis by no later than the end of this year on December 31, 2026 (the “Sunset Date”). As KKR prepares for that important milestone in its corporate governance evolution, the Board of Directors (the “Board”) has considered changes to KKR’s governing documents that are intended to align its governance practices with those of other S&P 500 public companies.
Accordingly, the KKR Board has put forth the following proposals relating to amendments to the KKR Charter, and at the Special Meeting, holders of the Company’s stock entitled to vote on the following proposals will be asked to:
1.
Approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Existing Charter”) to remove the supermajority voting requirements for stockholders to amend certain provisions of the Company’s Existing Charter (the “Supermajority Voting Amendment”).

2.
Approve an amendment to the Existing Charter to establish stockholders’ meetings as the sole mechanism for approval of matters on which holders of common stock are required or permitted to vote (the “Stockholder Action Amendment”).

3.	Approve an amendment to the Existing Charter to grant the Board the sole authority to fill board vacancies and newly created directorships (the “Vacancy Amendment”).
4.
Approve other amendments to the Existing Charter to modernize and streamline the Existing Charter (the “Technical and Clarifying Amendments” and, together with the Supermajority Voting Amendment, the Stockholder Action Amendment and the Vacancy Amendment, the “Charter Amendments”).

5.
Approve the adjournment of the Special Meeting, from time to time, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of any of the Charter Amendments.

You can vote your shares at the Special Meeting and any adjournments or postponements thereof if you were a holder of record of the Company’s common stock or the non-economic Series I preferred stock as of the close of business on February 24, 2026, the record date for the Special Meeting.

YOUR VOTE IS IMPORTANT
Whether or not you intend to attend the Special Meeting, you are requested to submit a proxy, either electronically via the internet, by telephone or by completing and returning the proxy card if you received paper copies of the Company’s proxy materials, to ensure your shares are represented and voted at the Special Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you received paper copies, the instructions are printed on your proxy card. Instructions are also described in the Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to the closing of the polls at the Special Meeting, and stockholders who attend the meeting and who are entitled to vote may revoke any proxies they previously submitted by voting at the meeting.
If you have any questions concerning the Special Meeting or need help voting your shares, please contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Ave., 20th Floor
New York, New York 10022
Stockholders, please call toll-free: (877) 750-8307
Banks and Brokerage Firms, please call: (212) 750-5833

Sincerely,

/s/ Christopher Lee
Christopher Lee
Corporate Secretary

February 27, 2026
This Notice of Special Meeting and Proxy Statement is first being distributed or made available, as the case may be, on or about February 27, 2026.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING TO BE HELD ON APRIL 21, 2026: THIS PROXY STATEMENT IS AVAILABLE
FREE OF CHARGE AT WWW.PROXYVOTE.COM.

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KKR & Co. Inc.
30 Hudson Yards
New York, New York 10001
PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 21, 2026
This Proxy Statement is being furnished by and on behalf of the Board of Directors (the “Board”) of KKR & Co. Inc., a Delaware corporation (the “Company,” “KKR,” “we,” “us,” or “our”), in connection with our special meeting of stockholders (the “Special Meeting”).
The Special Meeting will be held on Tuesday, April 21, 2026, at 11:30 A.M., Eastern Time and will be a virtual meeting, conducted only via live webcast on the internet at www.virtualshareholdermeeting.com/KKR2026SM.
As announced in 2021, KKR shares of common stock will transition to voting rights on a one vote per share basis by no later than the end of this year on December 31, 2026 (the “Sunset Date”). As KKR prepares for this important milestone in its corporate governance evolution, the Board is recommending changes to KKR’s governing documents that are intended to align its governance practices with those of other S&P 500 public companies.
Accordingly, the KKR Board has put forth the following proposals relating to amendments to the KKR Charter, and at the Special Meeting, our stockholders entitled to vote thereon will be asked to vote on the following proposals:
•
Proposal 1: Approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Existing Charter”) to remove the supermajority voting requirements for stockholders to amend certain provisions of the Company’s Existing Charter (the “Supermajority Voting Amendment”).

•
Proposal 2: Approve an amendment to the Existing Charter to establish stockholders’ meetings as the sole mechanism for approval of matters on which holders of common stock are required or permitted to vote (the “Stockholder Action Amendment”).

•	Proposal 3: Approve an amendment to the Existing Charter to grant the Board the sole authority to fill board vacancies and newly created directorships (the “Vacancy Amendment”).
•
Proposal 4: Approve other amendments to the Existing Charter to modernize and streamline the Existing Charter (the “Technical and Clarifying Amendments” and, together with the Supermajority Voting Amendment, the Stockholder Action Amendment and the Vacancy Amendment, the “Charter Amendments”).

•
Proposal 5: Approve the adjournment of the Special Meeting, from time to time, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of any of the Charter Amendments.

YOUR VOTE IS IMPORTANT
Whether or not you intend to attend the Special Meeting, you are requested to submit a proxy, either electronically via the internet, by telephone or by completing and returning the proxy card if you received paper copies of the Company’s proxy materials, to ensure your shares are represented and voted at the Special Meeting.

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PROXY STATEMENT SUMMARY
KKR is pleased to invite you to the Special Meeting.
KKR is a leading global investment firm established in 1976 by our co-founders Henry Kravis and George Roberts. KKR has been a groundbreaking company throughout our history – pioneering the private equity and alternative assets industry, expanding from the Americas into Europe 30 years ago, into credit, capital markets and Asia over 20 years ago, into infrastructure and real estate over 15 years ago, and into the insurance business five years ago. The following chart demonstrates the scaling and diversification of our assets under management (“AUM”) since 2010.
Scaled And Diversified Assets Under Management

Assets Under Management
($ in billions)
+18%
CAGR
$62
$60
$83
$100
$107
$120
$130
$168
$195
$218
$252
$471
$504
$553
$638
$744
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
$744
$34
Liquid Strategies
$143
Alternative Credit
$145
Leveraged Credit
$86
Real Estate
$107
Infrastructure & Energy
$21
Growth Equity
$41
Core Private Equity
$167
Traditional Private Equity
2025

Note:
For a description of AUM, please refer to “Part II—Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Key Segment and Non-GAAP Performance Measures—Key Operating and Capital Metrics—Assets Under Management” of our Annual Report on Form 10-K for the year ended December 31, 2025, which is not incorporated by reference into and is not part of this Proxy Statement.

We listed on the New York Stock Exchange in 2010, and in 2021, we committed to transition from a controlled public company to one vote per share voting rights for our stockholders.
As we celebrate our 50th anniversary this year, we are excited for our upcoming transition to a new corporate governance structure. By no later than December 31, 2026, which we call the “Sunset Date”, shares of our common stock will have the right to elect the Company’s directors and exercise all other customary voting rights on a one vote per share basis.
We have a history of strengthening our corporate governance, having had a majority independent Board since 2010 and engaging in regular independent director refreshment.
As part of our commitment to continuing robust corporate governance, and in preparing for the Sunset Date and the one share, one vote structure, we conducted a review of KKR’s governing documents and identified certain amendments to KKR’s Existing Charter that we believe accomplish the following:
✔	more closely align our governance practices with other S&P 500 companies which have a single class of voting stock,
✔	modernize and streamline our governing documents, and
✔	remove certain legacy partnership provisions that will no longer be appropriate after the Sunset Date.

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We expect these Charter Amendments to strengthen our governance practices and better position us to deliver long-term value for our stockholders.
These amendments to KKR’s Existing Charter require your support to be adopted.
Accordingly, our Board is unanimously recommending you vote FOR the following Charter amendments to be effective on the Sunset Date:

Voting Item	Description	S&P 500 Prevalence*	Board Recommendation
Proposal 1 – Supermajority Voting Amendment	Eliminates legacy partnership 90% supermajority voting requirement to amend certain Existing Charter provisions and moves to majority voting for all Charter provisions.	Over 70%	FOR
Proposal 2 – Stockholder Action Amendment
Provides that all actions on which holders of common stock are required or permitted to vote must be taken at an annual or special meeting, which should promote transparency and fair deliberation as opposed to stockholder action that can be taken by written consent.
		~70%	FOR
Proposal 3 – Vacancy Amendment	Grants the Board the sole authority to fill director vacancies until all stockholders have the opportunity to vote on the election of all directors at an annual meeting.	Over 70%	FOR
Proposal 4 – Technical and Clarifying Amendments
Permits the Board to fix the size of the Board and to streamline the Existing Charter by removing certain legacy provisions that are redundant under current Delaware law and New York Stock Exchange (“NYSE”) rules.
		~85% (Board fixes its size)	FOR
Proposal 5 – Adjournment of Special Meeting	Authorizes adjournment for up to 30 days, from time to time, if votes are insufficient to adopt all these proposals, allowing time to solicit additional proxies, if necessary, and to avoid the cost of calling another meeting to consider and adopt these Charter Amendments.	—	FOR

*	Source: Deal Point Data as of December 31, 2025
Corporate Governance at KKR
Our Board oversees the development and execution of our strategy, with a focus on long-term stockholder value creation. As a firm, we are committed to strong corporate governance that promotes managing KKR’s global investment business in a transparent, accountable, and responsible manner.
✔
Strategy and Culture: Our Board oversees the firm’s strategy, providing leadership as we expanded to the diversified, global investment firm we are today, with business segments in Asset Management, Insurance and Strategic Holdings. We have a deep commitment to those counting on us and believe in shared success.

✔
Majority Independent Board: Since 2010, our Board has had a majority of independent directors. Under the listing standards of the NYSE, we were not required to have a majority independent Board until the Sunset Date.

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✔
Stockholder Value Creation: We are focused on delivering long-term value for our stockholders, as evidenced by the performance of our stock price over the past three and five years and since our NYSE Listing in 2010.

Source:	Bloomberg as of December 31, 2025.
✔
Succession Planning: Our Board oversaw the successful transition from our Co-Founders serving as Co-Chief Executive Officers (Co-CEOs) to the thoughtful elevation of Joseph Bae and Scott Nuttall to Co-Presidents and Co-Chief Operating Officers in 2017 and to Co-CEOs in 2021, announced alongside our commitment to transition to one vote per share voting rights for our common stockholders.

✔	Board Refreshment: We have added critical skills and qualifications to our Board by adding the following new independent directors in recent years:
○
Appointed in 2025 – Craig Arnold, who brings extensive leadership, strategy and risk management experience from his years of leadership at large multinational companies and possesses strong corporate governance acumen and financial oversight skills from service on multiple public company boards of directors.

○
Appointed in 2025 – Timothy Barakett, who brings extensive leadership and financial experience in the investment management industry and with a large university, in addition to his service on boards of directors and advisory committees. Mr. Barakett provides our Board with significant financial, risk management, and unique industry insight expertise.

○
Appointed in 2023 – Kimberly Ross, who brings significant international business experience through her service as an executive of large public companies with international operations. Ms. Ross also provides our Board with valuable knowledge and experience in corporate finance, financial planning and analysis, strategy, mergers and acquisitions, corporate restructuring, financial reporting, and internal audit as well as IT operations oversight.

✔
Director Skillset: Our Board is comprised of experienced leaders with expertise in finance, investments, corporate strategy and management, supported by public company and CEO-level leadership perspectives and complemented by global, risk, governance, technology, and human capital capabilities that together enable effective oversight of KKR.

○	Director Biographies: Please see full biographies of each of our current directors under “Background on our Governance Structure— Your Board of Directors.”

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We have strengthened our governance throughout our history as a public company:

The following table summarizes our key corporate governance practices, which we believe exemplify our commitment to sound governance:

Existing Governance Best Practices	Expected Post-Sunset Date Additions

✔
Majority Independent Board
✔
No classified Board
✔
100% independent Audit Committee
✔
100% independent Risk Committee
✔
Regular executive sessions of Independent Directors at Board meetings
✔
Annual Board self-evaluations
✔
Ability of stockholders to call a special meeting
✔
No poison pill

✔
Common stockholders entitled to one vote per share
✔
Annual meeting of stockholders with annual election of Directors by the common stockholders
✔
100% independent Nominating and Corporate Governance Committee
✔
100% independent Compensation Committee
✔
Majority voting for election of directors with plurality carveout for contested elections
✔
No supermajority vote requirements, if approved. See Proposal 1
✔
Board size fixed by the Board (instead of by a controlling stockholder), if approved. See Proposal 4
✔
Board vacancies filled by the Board (instead of by a controlling stockholder), if approved. See Proposal 3

More information on KKR’s corporate governance may be found at https://ir.kkr.com/corporate-governance. Information on such website is not incorporated by reference herein and is not a part of this Proxy Statement.
We believe the Proposals further our corporate governance and support our transition to one share, one vote.
Our Board unanimously recommends you vote FOR each of Proposals 1 through 5.

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BACKGROUND ON OUR GOVERNANCE STRUCTURE
Who We Are
KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. We aim to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and supporting growth in our portfolio companies and communities. We sponsor funds that invest in private equity, credit, and real assets and have strategic partners that manage hedge funds. Our insurance subsidiaries offer retirement, life, and reinsurance products under the management of Global Atlantic.
Background on Current Governance Structure
KKR is and will be until the Sunset Date a “controlled company” under the NYSE listing standards. KKR’s status as a “controlled company” reflects our origin as a founder-led company.
KKR’s Co-Founders, who also currently serve as Co-Executive Chairmen, currently hold and will continue to hold until the Sunset Date controlling voting power of KKR through non-economic preferred stock, which is also referred to as the Series I preferred stock. This voting power includes the sole ability to appoint and remove members of our Board and the right to approve certain corporate actions as specified in our Existing Charter. Until the Sunset Date, this voting power limits the ability of holders of common stock to influence our business.
Sunset Date
In 2021, KKR announced a roadmap for our next phase of governance, including cancelling the voting power through the Series I preferred stock held by the Co-Founders and transitioning to one vote per share voting rights for our common stockholders.
Upon the Sunset Date:
•	KKR will cease to be a controlled company and the Series I preferred stock held by the Co-Founders will be cancelled.
•	All shares of common stock of KKR will have equal voting rights on a one vote per share basis.
○	This change includes the right to vote on the annual election of directors.
○	Common stockholders will have the opportunity to participate directly in the Company’s corporate governance at annual meetings of stockholders.
In addition, the Board will form a Compensation Committee no later than the Sunset Date, and following the Sunset Date, will be required to have a Compensation Committee and a Nominating and Corporate Governance Committee that are each comprised solely of independent directors.
These actions are intended to support transparency and accountability for stockholders as KKR enters its next phase as a non-controlled company.
Your Vote at the Special Meeting
As noted in the Proxy Summary, in anticipation of the Sunset Date, our Board conducted a review of our governing documents to ensure this transition is accurately reflected and aligns with prevailing public company governance practices.
Your support is needed to help implement these changes and take KKR on its next step in its governance journey.
As a result, the Board recommends that the common stockholders vote “FOR” each of the Proposals at this Special Meeting.

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Your Board of Directors
The strong expertise and leadership on our Board is showcased in our directors’ biographies, listed below:
Henry R. Kravis co-founded KKR in 1976 and serves as our Co-Executive Chairman. Mr. Kravis was our Co-Chief Executive Officer until 2021 and is actively involved in managing the firm. Mr. Kravis currently serves on the boards of Axel Springer and Catalio Capital Management, LP. He also serves as a director, chairman emeritus, trustee or executive committee member of several cultural, professional, and educational institutions, including The Business Council (former chairman), Claremont McKenna College, Columbia Business School (former co-chairman), Mount Sinai Hospital, the Partnership for New York City (former chairman), the Partnership Fund for New York City (founding chairman), Rockefeller University (former vice chairman), and Sponsors for Educational Opportunity (chairman). He earned a B.A. from Claremont McKenna College in 1967 and an M.B.A. from the Columbia Business School in 1969. Mr. Kravis has five decades of experience financing, analyzing, and investing in public and private companies, as well as serving on the boards of a number of KKR portfolio companies. As our Co-Founder, Co-Executive Chairman and former Co-Chief Executive Officer, Mr. Kravis has an intimate knowledge of KKR’s business, which allows him to provide insight into various aspects of our business and is of significant value to our Board. Mr. Kravis and Mr. Roberts are first cousins.
George R. Roberts co-founded KKR in 1976 and serves as our Co-Executive Chairman. Mr. Roberts was our Co-Chief Executive Officer until 2021 and is actively involved in managing the firm. Mr. Roberts has served as a director or trustee of several cultural and educational institutions, including Claremont McKenna College. He is also Founder and Chairman of the board of directors of REDF, a San Francisco nonprofit organization. He earned a B.A. from Claremont McKenna College in 1966 and a J.D. from the University of California (Hastings) Law School in 1969. Mr. Roberts has five decades of experience financing, analyzing, and investing in public and private companies, as well as serving on the boards of a number of KKR portfolio companies. As our Co-Founder, Co-Executive Chairman and former Co-Chief Executive Officer, Mr. Roberts has an intimate knowledge of KKR’s business, which allows him to provide insight into various aspects of our business and is of significant value to our Board. Mr. Roberts and Mr. Kravis are first cousins.
Joseph Y. Bae joined KKR in 1996 and is our Co-Chief Executive Officer. Prior to his current position, he served as our Co-President and Co-Chief Operating Officer from 2017 to 2021, and he has been a member of our Board since July 2017. Mr. Bae has held numerous leadership roles at KKR. He was the architect of KKR’s expansion in Asia, building one of the largest and most successful platforms in the market. In addition to his role developing KKR’s Asia-Pacific platform, he has presided over business building in the firm’s private markets businesses, which included leading or serving on all of the investment committees and implementing the firm’s modern thematic investment approach. He is active in a number of non-profit educational and cultural institutions, including co-founding and serving on the board of The Asian American Foundation, as a member of Harvard University’s Global Advisory Council, and as a member of the Harvard Corporation. Mr. Bae’s intimate knowledge of KKR’s business and operations and his experience in a variety of senior leadership roles within KKR provide significant value to our Board.
Scott C. Nuttall joined KKR in 1996 and is our Co-Chief Executive Officer. Prior to his current position, he served as our Co-President and Co-Chief Operating Officer from 2017 to 2021, and he has been a member of our Board since July 2017. Mr. Nuttall has had numerous leadership roles at KKR. He was the architect of the firm’s major strategic development initiatives, including leading KKR’s public listing, developing the firm’s balance sheet strategy, overseeing the development of KKR’s Public Markets businesses in the credit and hedge fund space as well as the creation of the firm’s capital markets, capital raising, and insurance businesses. Mr. Nuttall serves on KKR’s Balance Sheet Committee. He was a member of the board of directors of Fiserv, Inc. until 2022. He has also served on the boards of various non-profit institutions with a particular focus on education, most recently as Co-Chairman of Teach for America – New York. Mr. Nuttall’s intimate knowledge of KKR’s business and operations and his experience in a variety of senior leadership roles within KKR provide significant value to our Board.
Craig Arnold has been a member of our Board since September 2025. Mr. Arnold is the former Chairman of the Board and Chief Executive Officer of Eaton Corporation, a global intelligent power management company. Prior to becoming Chairman and Chief Executive Officer in 2016 (a position he held until May 2025), Mr. Arnold served as the President and Chief Operating Officer of Eaton Corporation. Prior to that, Mr. Arnold served as Vice Chairman and Chief Operating Officer of Eaton Corporation’s Industrial Sector from 2009 to 2015. Mr. Arnold previously worked for General Electric Company, where he held roles across the

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Appliances, Plastics and Lighting businesses. He currently is a member of the Boards of Directors of Medtronic, where he serves as the lead independent director, Honeywell, Procter & Gamble, the United Way of Greater Cleveland and the Salvation Army of Greater Cleveland. He graduated from California State University, San Bernardino with a bachelor’s degree, and obtained a Master of Business Administration from Pepperdine University. Mr. Arnold brings significant value to our Board from his extensive leadership, strategy and risk management experience from his years of leadership at large multinational companies and possesses strong corporate governance acumen and financial oversight skills from service on multiple public company boards of directors.
Timothy R. Barakett has been a member of our Board since March 2025. Mr. Barakett is the Founder and Chief Executive Officer of TRB Advisors, a private investment firm and family office. TRB invests directly in public and private markets and provides capital and strategic support to a number of investment firms. Prior to founding TRB in 2010, Mr. Barakett was the Founder and Chief Executive Officer of Atticus Capital, a global investment management firm. Before founding Atticus in 1995, Mr. Barakett was a Managing Director at Junction Advisors, an investment management company specializing in risk arbitrage, and earlier in his career, he was a Senior Associate at Battery Ventures, a venture capital firm. Mr. Barakett is the Treasurer of Harvard University, a Fellow of the Harvard Corporation, and the Chair of the Board of the Harvard Management Company, which manages Harvard University’s endowment. He also serves on the boards of directors of Athletic Brewing Company and Rethink Food NYC and the Advisory Boards of Commodore Capital, Forward Consumer Partners, and Charter Oak Advisors. Mr. Barakett’s extensive leadership and financial experience in the investment management industry and with a large university provides our Board with significant financial, risk management, and unique industry insight expertise.
Adriane M. Brown has been a member of our Board since June 2021. Ms. Brown joined Flying Fish Ventures as a Venture Partner in November 2018 and became a Managing Partner of the venture capital firm in February 2021. Prior to that, Ms. Brown served as President and Chief Operating Officer for Intellectual Ventures, an invention and investment company, from January 2010 through July 2017, and served as a Senior Advisor until December 2018. Before joining Intellectual Ventures, Ms. Brown served as President and Chief Executive Officer of Honeywell Transportation Systems. Over the course of 10 years at Honeywell, she held leadership positions serving the aerospace and automotive markets globally. Prior to Honeywell, Ms. Brown spent 19 years at Corning, Inc., ultimately serving as Vice President and General Manager, Environmental Products Division, having started her career there as a shift supervisor. Ms. Brown serves on the boards of directors of American Airlines Group Inc., Axon Enterprise, Inc., eBay Inc., and the International Women’s Forum. Ms. Brown previously served on the boards of directors of Allergan Plc and Raytheon Company until 2020. Ms. Brown holds a Doctorate of Humane Letters and a bachelor’s degree in environmental health from Old Dominion University, and is a winner of its Distinguished Alumni Award. She also holds a master’s degree in management from the Massachusetts Institute of Technology where she was a Sloan Fellow. Ms. Brown’s leadership in technology businesses and industrial companies as well as her investment and financial experience bring important expertise to the oversight and development of our business.
Matthew R. Cohler has been a member of our Board since December 2021. Mr. Cohler is a former General Partner at the venture capital firm Benchmark, where for over a decade he led early-stage investments in Internet and software startup businesses. He currently serves as a director and nominating and governance committee member at Asana, as a director and audit committee member at 1stDibs and as a director at several privately held companies. Previously he served as a director, audit committee member, and nominating and governance committee member at Domo, as a director and audit committee member at Uber and as a director at privately held companies including Duo Security, Instagram and Tinder. Prior to Benchmark, Mr. Cohler was Vice President at Facebook, where he was the company’s seventh employee, and Vice President at LinkedIn, where he was part of the company’s founding team. He serves on the board of trustees at Environmental Defense Fund (Vice Chair), on the board of governors at the San Francisco Symphony (Vice President) and on the investment committee at the Chan Zuckerberg Initiative and at the Yale Investments Office. He holds a B.A. from Yale University, cum laude and with distinction in the study of music. Mr. Cohler’s knowledge and experience as a venture capitalist and director of multiple leading companies in the technology industry bring to our Board important insight and perspectives to our business and future development.

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Mary N. Dillon has been a member of our Board since September 2018. From September 2022 to September 2025, Ms. Dillon was the Chief Executive Officer of Foot Locker, Inc. (and President from September 2022 to March 2025) and a member of its board of directors. From 2013 to 2022, Ms. Dillon served as a member of the board of directors of Ulta Beauty, Inc., a beauty products retailer, and was its Executive Chair from June 2021 through June 2022 and Chief Executive Officer from 2013 to June 2021. From 2010 to 2013, she served as President and Chief Executive Officer and member of the board of directors of United States Cellular Corporation, a provider of wireless telecommunication services. From 2005 to 2010, Ms. Dillon served as Global Chief Marketing Officer and Executive Vice President of McDonald’s Corporation. From 2002 to 2005, Ms. Dillon held several positions of increasing responsibility at PepsiCo Corporation, including as President of the Quaker Foods division. Ms. Dillon joined the board of directors of Starbucks in January 2016 and served as chair of its compensation and management development committee, and as a member of the nominating and corporate governance committee through August 2022. Ms. Dillon is chair of the board of trustees of Save the Children US since 2025 after having served on the board of trustees from 2016 to 2023. Ms. Dillon provides our Board with valuable knowledge and insights she gained through her various senior management and leadership roles, including as the chief executive officer of a publicly traded company. In addition, with over 40 years of experience in consumer-driven businesses, Ms. Dillon brings to our Board her extensive operational and marketing expertise in the retail industry.
Arturo Gutiérrez Hernández has been a member of our Board since March 2021. Mr. Gutiérrez has served as the Chief Executive Officer of Arca Continental, one of the largest Coca-Cola bottlers in the world, since January 2019. Mr. Gutiérrez held several executive positions in the company from 2001 to 2018, including Deputy Chief Executive Officer, Chief Operating Officer, Head of the Mexico Beverages Division, Executive Vice President of Human Resources, Director of Corporate Planning and General Counsel. He serves on several boards of industry-related companies and on the board of Canadian Pacific Kansas City Limited. He also serves on the Coca-Cola Mexico Foundation. Mr. Gutiérrez earned a law degree from Escuela Libre de Derecho, in Mexico City, and an L.L.M. from Harvard University, as a Fulbright Scholar. Mr. Gutiérrez provides our Board with valuable knowledge, perspectives and insights from his leadership of a large multinational business based in Latin America and from his broad experience in various aspects of the consumer staples, including operational, financial, business development, and legal areas.
Xavier B. Niel has been a member of our Board since March 2018. Mr. Niel is the Founder and Chairman of the board of Iliad SA, a French telecommunications company that owns the internet provider Free and the low-cost mobile operator Free Mobile. Mr. Niel also owns majority stakes in telecom operators in various countries. He has been involved in the data communications, internet, and telecommunications industry since the late 1980s. In 2010, Mr. Niel founded Kima Ventures SAS, which is an active early-stage investor. In 2013, he created 42, a school that trains computer specialists in France, and in 2017, he opened Station-F, a startup campus located in Paris. Mr. Niel brings significant value to our Board due to his extensive experience as an entrepreneur who founded multiple companies, in addition to his leadership and technology experience.
Kimberly A. Ross has been a member of the Board since September 2023. Ms. Ross is a member of the board of directors of Northrop Grumman Corporation and The Cigna Group. Ms. Ross served as Chief Financial Officer of WeWork Inc. from March 2020 through October 2020. Ms. Ross served as Senior Vice President and Chief Financial Officer of Baker Hughes Company, an energy technology company, from September 2014 to July 2017. Before joining Baker Hughes, Ms. Ross served as Executive Vice President and Chief Financial Officer of Avon Products, Inc., a global manufacturer and marketer of beauty and related products, from November 2011 until October 2014. Prior to joining Avon, Ms. Ross served as the Executive Vice President and Chief Financial Officer of Royal Ahold N.V., a food retail company, from 2007 to 2011 and held a variety of senior management positions during her tenure there, which began in 2001. She has previously served as a director of Nestlé S.A. from 2018 through 2024, KKR Acquisition Holdings I Corp from 2021 through 2022, and Chubb Limited from 2014 through 2020. Ms. Ross has significant international business experience through her service as an executive of large public companies with international operations. Ms. Ross also provides our Board with valuable knowledge and experience in corporate finance, financial planning and analysis, strategy, mergers and acquisitions, corporate restructuring, financial reporting, and internal audit as well as IT operations oversight.

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Patricia F. Russo has been a member of our Board since April 2011. Ms. Russo served as Chief Executive Officer of Alcatel-Lucent from 2006 to 2008. Prior to the merger of Alcatel and Lucent in 2006, she served as Chairman of Lucent Technologies, Inc. from 2003 to 2006, and as President and Chief Executive Officer from 2002 to 2006. Before rejoining Lucent in 2002, Ms. Russo was President and Chief Operating Officer of Eastman Kodak Company from March 2001 to December 2001. She has served as the Chairman of Hewlett Packard Enterprise Company since 2015, as a director of Merck & Co., Inc. since 2009 and as a director of General Motors Company since 2009, including as lead independent director from March 2010 to January 2014 and again since June 2021. Prior to its merger with Merck in 2009, Ms. Russo served as a director of Schering-Plough since 1995, and she served as a director of Hewlett Packard Company from 2011 to November 2015. From November 2016 to May 2018, Ms. Russo also served on the board of Arconic Inc., which separated from Alcoa Inc., where Ms. Russo served as a director from 2008 to November 2016. She graduated from Georgetown University with a bachelor’s degree in political science and history, and obtained an Advanced Management Degree from Harvard Business School’s Advanced Management Program. Ms. Russo’s management and leadership experience as chief executive officer of complex global companies as well as her experience with corporate strategy, mergers and acquisitions, and sales and marketing brings to our Board important expertise to the oversight and development of our business. Ms. Russo also brings extensive experience in corporate governance as a member of boards and board committees of other public companies.
Robert W. Scully has been a member of our Board since July 2010. Mr. Scully was a member of the Office of the Chairman of Morgan Stanley from 2007 until his retirement in 2009, where he had previously been Co-President of the firm, Chairman of global capital markets and Vice Chairman of investment banking. Prior to joining Morgan Stanley in 1996, he served as a Managing Director at Lehman Brothers and at Salomon Brothers. Mr. Scully has served as a director of Chubb Limited since January 2016, and prior to its acquisition of Chubb Limited, a director of ACE Limited from May 2014 to January 2016. Previously, he was a director of Zoetis Inc. from June 2013 to May 2025, a director of UBS Group AG from May 2016 to April 2020, a director of Bank of America Corporation from August 2009 to May 2013 and a public governor of the Financial Industry Regulatory Authority, Inc. from October 2014 to May 2016. He has also served as a director of GMAC Financial Services and MSCI Inc. He holds an A.B. from Princeton University and an M.B.A. from Harvard Business School. Mr. Scully is a member of the Nassau Hall Society at Princeton University. Mr. Scully previously was Chair and Co-Chair of Teach for America, New York, and he previously served on the Board of Teach For All and the Board of Dean’s Advisors of Harvard Business School. Mr. Scully’s 35-year career in the financial services industry brings to our Board important expertise to the oversight of our business. In addition, his leadership experience with a global financial services company brings an industry perspective to our business development within and outside the United States as well as issues such as talent development, senior client relationship management, strategic initiatives, risk management and audit, and financial reporting.
Evan T. Spiegel has been a member of our Board since October 2021. Mr. Spiegel is the Co-Founder of Snap Inc., a publicly traded technology company that believes the camera represents the greatest opportunity to improve the way that people live and communicate, and has served as its Chief Executive Officer and a member of its board of directors since 2012. In 2017, Mr. Spiegel formed the Spiegel Family Fund, a non-profit humanitarian organization which supports organizations across the arts, education, housing and human rights. Mr. Spiegel currently serves on the boards of directors of Snap Inc. and the Berggruen Institute. Mr. Spiegel holds a bachelor’s degree in Engineering, Product Design from Stanford University. Mr. Spiegel’s experience as a co-founder and executive of a leading company in technology services brings to our Board important insight and perspectives to our business and future development.

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RECORD DATE AND QUORUM REQUIREMENTS
The close of business on February 24, 2026 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Each share of common stock held as of the Record Date entitles the holder thereof the right to vote on the matters to be presented at the meeting. As of the Record Date, there were a total of 891,550,894 shares of common stock outstanding and entitled to vote at the Special Meeting and one share of Series I preferred stock outstanding and entitled to vote at the Special Meeting.
The presence in person or by proxy of stockholders holding a majority of the voting power of the outstanding shares of common stock entitled to vote at the Special Meeting and the holder of the Series I preferred stock constitutes a quorum, unless an action requires a greater percentage of any class or classes to approve such action, in which case the quorum for that action shall be such greater percentage of the classes or classes. If you sign and return your proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Abstentions will also be considered present for the purpose of determining whether there is a quorum for the Special Meeting. Broker non-votes are shares held by a bank or broker that are not voted on a matter because the bank or broker did not receive voting instructions from the beneficial owner and the bank or broker does not have discretion to vote the shares. Shares held by a bank or broker for which voting instructions are not received will not be considered present for the purpose of determining whether there is a quorum for the Special Meeting. The proposals for consideration at the Special Meeting do not constitute “routine matters” under the rules of the NYSE and brokers who do not receive instructions on how to vote on the proposal will not be entitled to vote those shares. Therefore, we do not expect any broker non-votes to be recorded at the Special Meeting.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING
Q.	Where and when will the Special Meeting be held?
A.
The meeting will be held virtually at 11:30 A.M., Eastern Time, on Tuesday, April 21, 2026. To attend the Special Meeting online, visit www.virtualshareholdermeeting.com/KKR2026SM and enter a 16-digit control number. If you hold your shares as a holder of record, your 16-digit control number will be printed on your proxy card or Notice and Access Card. If instead you hold your shares through an account with a bank, broker or other nominee (that is, you are a “beneficial owner” of shares held in “street name”), your bank, broker or other nominee may provide you with your 16-digit control number on the voting instruction form or Notice and Access Card it furnishes to you; otherwise, you should contact your bank, broker or other nominee (preferably at least five business days before the date of the Special Meeting) to obtain a legal proxy that will permit you to attend, and vote at, the Special Meeting.

Q.	How does the Board recommend that I vote?
A.	Our Board recommends that you vote your shares “FOR” Proposals 1, 2, 3, 4 and 5.
Q.	Why am I being provided with these proxy materials?
A.
You are receiving proxy materials because you owned shares of our common stock or Series I preferred stock as of the close of business on February 24, 2026, the Record Date. We have made our proxy materials available to you on the internet or delivered printed versions of these proxy materials to you by mail in connection with the solicitation of proxies for the matter to be voted on at the Special Meeting and at any adjournment or postponement thereof. YOUR VOTE IS IMPORTANT. PLEASE SUBMIT A PROXY TO ENSURE YOUR SHARES ARE REPRESENTED AND VOTED AT THE SPECIAL MEETING.

Q.	What happens if I do not submit a proxy or vote at the Special Meeting?
A.
If you are a stockholder of record and you neither designate a proxy nor attend the Special Meeting, your shares will not be represented at the meeting. If you are a beneficial owner and you do not give instruction on how to vote your shares to your broker, bank or other nominee that holds your shares, your shares will not be represented at the meeting.

Q.	Can I vote my shares by filling out and returning the Notice and Access Card?
A.
No. The Notice and Access Card identifies the items to be voted on at the Special Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card on how you would like your shares voted, sign and date the proxy card and return it in the postage-paid envelope provided or submit a proxy to vote your shares by telephone or internet as provided above.

Q.	How many votes are required to approve the proposals?
Approval of Proposal 1 (the Supermajority Voting Amendment) requires the affirmative vote of (i) the holders of at least 90% of the voting power of the outstanding shares of our common stock and (ii) the Series I preferred stock.
Each of Proposals 2, 3, 4 and 5 require the affirmative vote of (i) the holders of a majority of the voting power of the outstanding shares of common stock and (ii) the Series I preferred stock, as further described below.
Our Existing Charter generally provides that no other amendment to the certificate of incorporation shall become effective without the affirmative vote or consent of stockholders holding at least 90% of the voting power of our outstanding shares of common stock unless we obtain an opinion of counsel to the effect that such amendment will not affect the limited liability of any stockholder under the Delaware General Corporation Law (“DGCL”). We have obtained such opinion with respect to Proposals 2, 3 and 4. Accordingly, approval of each of Proposals 2, 3, and 4 requires the affirmative vote of (i) the holders of

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a majority of the voting power of the outstanding shares of common stock and (ii) the Series I preferred stockholder. In addition, Proposal 5 will be approved if it receives the affirmative vote of (i) the holders of a majority of the voting power of the outstanding shares of common stock and (ii) the Series I preferred stockholder.
Q.	What is a “broker non-vote”?
A.
A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Under current NYSE interpretations, your shares may not be voted on each of Proposals 1, 2, 3, 4 and 5 if they are held in the name of a brokerage firm if you do not provide the brokerage firm with voting instructions, because these proposals are not considered “routine” matters under the NYSE rules for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. Therefore, we do not expect any broker non-votes to be recorded at the Special Meeting.

Q.	How are votes counted?
A.
With respect to each of the Proposals 1, 2, 3, 4 and 5, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Each share of common stock entitles the holder thereof the right to one vote. As of the Record Date, there were a total of 891,550,894 shares of common stock outstanding and entitled to vote at the Special Meeting.

In determining whether each proposal receives the requisite number of affirmative votes, abstentions and broker non-votes, if any, will have the same effect as a vote cast “against” Proposals 1, 2, 3, 4, and 5.
If you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in favor of each of Proposals 1, 2, 3, 4 and 5 in accordance with the recommendation of the Board.
Q.	Who will count the votes?
A.	Representatives of Broadridge will tabulate the votes and act as the inspector of election.
Q.	Can I ask questions at the Special Meeting?
A.
Stockholders will be able to submit written questions during the meeting in the “Ask A Question” field of the website by selecting a question topic, typing the question in the designated text box and clicking “Submit.” Consistent with the rules of conduct for our Special Meeting, and to allow us to answer questions from as many stockholders as possible, each stockholder may submit a maximum of one question. We ask that questions be succinct and cover only one topic per question. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped and answered together to avoid repetition.

Q.	What if I have trouble accessing, or technical difficulties during, the Special Meeting?
A.
We will have technicians ready to assist with any technical difficulties in accessing or participating in the Special Meeting. The technical support number will be posted on the Special Meeting login page.

Q.	What if other matters come up at the Special Meeting?
A.
Under Delaware law, only those matters specified in the notice of any special meeting of stockholders may be transacted at such meeting. Accordingly, Proposals 1, 2, 3, 4 and 5 are the only matters that will be brought before the Special Meeting.

Q.	Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a paper copy of this Proxy Statement?
A.
The rules of the Securities and Exchange Commission (the “SEC”) permit us to furnish this Proxy Statement to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Some stockholders will not receive paper copies of this Proxy Statement unless they request them. Instead, the Notice and Access Card provides instructions on how to access and review on the internet this Proxy Statement. The Notice and Access Card also instructs you as to how to

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authorize via the internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of this Proxy Statement, you should follow the instructions for requesting such materials described in the Notice and Access Card.
Q.	What does it mean if I receive more than one proxy card or Notice and Access Card?
A.
It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you submit a proxy to vote your shares by internet or telephone, do so once for each Notice and Access Card you receive.

Q.	Can I change my vote or revoke my proxy?
A.	Yes. Whether you have submitted a proxy to vote by internet, telephone or mail, if you are a stockholder of record, you may revoke your proxy and change your vote by:
•	sending a written revocation of your proxy, which revocation must be received prior to the vote at the Special Meeting;
•	submitting a subsequent proxy via the internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on Monday, April 20, 2026;
•	submitting a properly signed proxy card with a later date that is received prior to the vote at the Special Meeting; or
•	by attending the Special Meeting and voting virtually.
Proxy revocation notices should be sent to KKR & Co. Inc., 30 Hudson Yards, New York, New York 10001, Attention: Corporate Secretary. New paper proxy cards should be sent to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717.
If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote in person at the Special Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Your attendance at the Special Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.
Q.	Who pays for this proxy solicitation?
A.
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers and employees of our affiliates in person or by telephone, electronic transmission and facsimile transmission. Such persons will receive no additional compensation for their solicitation. In addition, brokers, banks and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

In addition, we have retained Innisfree, a proxy solicitation firm, to assist us in the solicitation of proxies for an estimated fee of $100,000, as well as reasonable and customary documented expenses.
Q.	Who can help answer my questions?
A.	If you have any questions concerning the Special Meeting or need help voting your shares, please contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Ave., 20th Floor
New York, New York 10022
Stockholders, please call toll-free: (877) 750-8307
Banks and Brokerage Firms, please call: (212) 750-5833

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PROPOSAL 1: SUPERMAJORITY VOTING AMENDMENT

Description	S&P 500 Prevalence	Proposed Board Recommendation
Eliminates legacy partnership 90% supermajority voting requirement to amend certain Existing Charter provisions and moves to majority voting for all Charter provisions.	Over 70%	FOR

Background
We propose amending the Existing Charter to provide that, on and after the Sunset Date, generally all Charter amendments will require the affirmative vote of the holders of a majority of our outstanding shares of common stock. Currently, our Existing Charter requires a 90% supermajority vote to amend the following provisions:
•
The legacy partnership requirement that any Charter amendment must be approved by a 90% supermajority vote unless the Company obtains an opinion of counsel that the effect of such amendment will not affect the limited liability of any stockholder under the DGCL (Section 6.03(d)); and

•	The legacy partnership 90% supermajority vote threshold for provisions relating to certain other Charter amendments. (Section 6.03(e)).
Reasons for the Supermajority Voting Amendment
•
These supermajority voting provisions are a vestige of the Company’s legacy partnership agreement and are not in line with a one share, one vote corporate governance structure that responds to the will of a majority of stockholders. If this amendment is adopted, amendments to the Charter will generally be subject to a majority voting standard, which is the default voting standard for amendments to the charters for corporations incorporated in the State of Delaware.

•	We believe that a majority of the outstanding voting standard will promote efficiency and responsiveness in corporate decision-making.
•	In a rapidly evolving business environment, the Company may need to adapt its governance structures to meet new regulatory, market, or strategic demands.
•
A majority vote allows the Board and stockholders to enact necessary changes to the Charter in a timely manner without being unduly delayed by the need to secure a supermajority approval, enabling the Company to act decisively without unnecessary procedural hurdles.

•	We believe this approach is consistent with widely accepted governance standards.

As of December 31, 2025, over 70% of S&P 500 companies impose a majority voting standard for any charter amendment provisions. (Source: Deal Point Data as of December 31, 2025.)

Description and General Effects of the Supermajority Voting Amendment
The general description of the proposed Supermajority Voting Amendment set forth above is qualified in its entirety by reference to the full blacklined text as set forth in Appendix A. We do not intend to present the Supermajority Voting Amendment for approval unless the Series I preferred stockholder and stockholders representing at least 90% of the voting power of the outstanding shares of common stock entitled to vote at the Special Meeting are present in person or by proxy at the Special Meeting. If the Supermajority Voting Amendment is approved by the affirmative vote of (i) the holders of at least 90% of the voting power of the outstanding shares of common stock and (ii) the Series I preferred stockholder, it will become effective as of the Sunset Date upon its filing and acceptance with the Secretary of State of the State of Delaware, which is expected to occur prior to the Sunset Date. This Supermajority Voting Amendment is independent of stockholder approval of the Stockholder Action Amendment, the Vacancy Amendment and the Technical and Clarifying Amendments. If all the Charter Amendments are approved by the stockholders, then we intend to restate our Existing Charter to reflect the amendments contemplated by the proposals listed

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herein as set forth in Appendix A, Appendix B, Appendix C and Appendix D to become effective as of the Sunset Date. If one or more proposals are not approved by the stockholders at the Special Meeting, but one or more other proposals are, then we will file only the amendments to our Existing Charter that were approved by stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE
APPROVAL OF THE SUPERMAJORITY VOTING AMENDMENT.

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PROPOSAL 2: STOCKHOLDER ACTION AMENDMENT

Description	S&P 500 Prevalence	Proposed Board Recommendation

Provides that all actions on which holders of common stock are required or permitted to vote must be taken at an annual or special meeting, which should promote transparency and fair deliberation as opposed to stockholder action that can be taken by written consent.

	~70%	FOR

Background
We propose amending our Existing Charter to provide that, on and after the Sunset Date, all stockholder actions on matters on which holders of common stock are required or permitted to vote will take place only at an annual or special meeting of stockholders and cannot be taken by written consent of the stockholders.
•
Our Existing Charter reflects our historical governance structure involving control by our Co-Founders, under which the Series I preferred stock is the only class of stock entitled to vote at a stockholders’ meeting on the election of directors and on most other matters. In that context, permitting the Co-Founders to act by written consent was a practical alternative to convening an annual or special meeting of stockholders where other holders have no voting power.

•
As of the Sunset Date, the Company will cancel the Series I preferred stock and establish voting rights for common stockholders on a one vote per share basis, making meetings of stockholders the appropriate forum for stockholder action on matters on which holders of common stock are required or permitted to vote in the Company’s ongoing framework.

Reasons for the Stockholder Action Amendment
•
We believe that establishing stockholders’ meetings as the exclusive mechanism for stockholder action on matters on which holders of common stock are required or permitted to vote post-Sunset Date is a valuable corporate governance tool that promotes transparency, accountability, and stockholder engagement, which will ensure that major decisions are made in a transparent and deliberative manner.

•	The annual and special meeting process offers important protections and advantages for stockholders that are absent from a written consent process.
•
Since a written consent need not be distributed in advance to all stockholders entitled to vote on a matter, actions taken by written consent could deprive many stockholders of the critical opportunity to assess, discuss, deliberate, and vote on pending actions, which may disenfranchise those stockholders who do not have the opportunity to participate in the written consent process.

•
By contrast, stockholder meetings take place on a specified date and with a specified agenda that is publicly announced well in advance, giving all interested stockholders an opportunity to consider proposed actions. This fosters a more deliberative and transparent process and can help prevent decisions from being made hastily or without sufficient scrutiny.

•
Accurate and complete information about proposed actions will be widely distributed in a proxy statement before the meeting, which promotes well-informed consideration on the merits of the proposed actions. In addition, the Board can analyze and provide a recommendation with respect to actions proposed to be taken at a stockholder meeting which would be valuable to stockholders in their decision making.

•	A prohibition on action by written consent can also promote greater stockholder engagement and awareness of corporate developments.

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•
We believe that stockholders are more likely to review proxy materials, attend meetings, and exercise their voting rights when they know that a formal vote is required. This increased participation can lead to better-informed decisions and a stronger alignment between our management and our stockholders.

•	We believe this approach is consistent with widely accepted governance standards.

As of December 31, 2025, approximately 70% of S&P 500 companies effectively prohibit stockholder action by written consent. (Source: Deal Point Data as of December 31, 2025.)

Description and General Effects of the Stockholder Action Amendment
The general description of the proposed Stockholder Action Amendment set forth above is qualified in its entirety by reference to the full blacklined text as set forth in Appendix B. If the Stockholder Action Amendment is approved by the affirmative vote of (i) the holders of a majority of the voting power of the outstanding shares of common stock and (ii) the Series I preferred stockholder, it will become effective as of the Sunset Date upon its filing and acceptance with the Secretary of State of the State of Delaware, which is expected to occur prior to the Sunset Date. This Stockholder Action Amendment is independent of stockholder approval of the Supermajority Voting Amendment, the Vacancy Amendment and the Technical and Clarifying Amendments. If all the Charter Amendments are approved by the stockholders, then we intend to restate our Existing Charter to reflect the amendments contemplated by the proposals listed herein as set forth in Appendix A, Appendix B, Appendix C and Appendix D to become effective as of the Sunset Date. If one or more proposals are not approved by the stockholders at the Special Meeting, but one or more other proposals are, then we will file only the amendments to our Existing Charter that were approved by stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE
APPROVAL OF THE STOCKHOLDER ACTION AMENDMENT.

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PROPOSAL 3: VACANCY AMENDMENT

Description	S&P 500 Prevalence	Proposed Board Recommendation
Grants the Board the sole authority to fill director vacancies until all stockholders have the opportunity to vote on the election of all directors at an annual meeting.	Over 70%	FOR

Background
We propose amending our Existing Charter to provide that, on and after the Sunset Date, only the Board can fill director vacancies. Currently, only the Series I preferred stockholder is allowed to fill director vacancies on the Board (as opposed to the Board and/or holders of common stock). As discussed above, the Series I preferred stock will be cancelled as of the Sunset Date.
•
As a reminder, following the Sunset Date, the common stockholders will vote on the election of directors annually. The election of directors will be subject to majority voting, with a plurality carveout for contested elections and a resignation policy for directors who do not receive the requisite vote. Accordingly, the common stockholders will have the fundamental role in determining who serves as directors on the Board after the Sunset Date, even if the Board is granted the authority to fill vacancies.

•
While the Board may act in the interim, the long-term composition of the Board will remain in the hands of the common stockholders, as they will have the right to elect directors at the next annual or special meeting, ensuring that their preferences ultimately shape the Board’s makeup.

Reasons for the Vacancy Amendment
•	We believe that vesting the Board with the sole authority to fill Board vacancies is beneficial for corporate governance as it promotes stability and continuity.
•	When a vacancy arises, the Board is typically in the best position to assess the skills, experience, and strategic vision required to fill the role.
•
By allowing directors to appoint successors until the next re-election of directors at our annual meeting of the stockholders, the Board can maintain a strategic vision and cohesive governance structure without the potential for unnecessary disruption.

•
Additionally, the Board can respond swiftly to unexpected resignations, retirements, deaths or other changes in its composition, avoiding the delay or uncertainty that might arise from requiring a future stockholder vote.

•
We believe the Board is also best placed to consider the overall composition and mix of directors on the Board to ensure a constructive Board room environment, subject to stockholders’ oversight and approval at our annual meetings. We believe that the balance between Board flexibility and stockholder oversight is a core feature of good corporate governance, designed to ensure both operational efficiency and accountability.

•	We believe this approach is consistent with widely accepted governance standards.

As of December 31, 2025, over 70% of S&P 500 companies have granted their Boards the sole power to fill Board vacancies. (Source: Deal Point Data as of December 31, 2025.)

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Description and General Effects of the Vacancy Amendment
The general description of the proposed Vacancy Amendment set forth above is qualified in its entirety by reference to the full blacklined text as set forth in Appendix C. If the Vacancy Amendment is approved by the affirmative vote of (i) the holders of a majority of the voting power of the outstanding shares of common stock and (ii) the Series I preferred stockholder, it will become effective as of the Sunset Date upon its filing and acceptance with the Secretary of State of the State of Delaware, which is expected to occur prior to the Sunset Date. This Vacancy Amendment is independent of stockholder approval of the Supermajority Voting Amendment, the Stockholder Action Amendment and the Technical and Clarifying Amendments. If all the Charter Amendments are approved by the stockholders, then we intend to restate our Existing Charter to reflect the amendments contemplated by the proposals listed herein as set forth in Appendix A, Appendix B, Appendix C and Appendix D to become effective as of the Sunset Date. If one or more proposals are not approved by the stockholders at the Special Meeting, but one or more other proposals are, then we will file only the amendments to our Existing Charter that were approved by stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE
APPROVAL OF THE VACANCY AMENDMENT.

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PROPOSAL 4: TECHNICAL AND CLARIFYING AMENDMENTS

Description	S&P 500 Prevalence	Proposed Board Recommendation
Permits the Board to fix the size of the Board and to streamline the Existing Charter by removing certain legacy provisions that are redundant under current Delaware law and NYSE rules.	~85% (Board fixes its size)	FOR

Background
We are committed to strong and effective corporate governance, and we have performed a review to modernize our Existing Charter to ensure it will be in line with current best practices of other similarly situated companies upon the Sunset Date. Below are other various technical and clarifying changes to the Existing Charter to streamline and modernize the Existing Charter that require common stockholder approval.
Reasons for the Technical and Clarifying Amendments
•	Fixing the Number of Directors
○
We propose amending our Existing Charter to provide that on and after the Sunset Date, the Board will have the sole authority to fix the number of directors on the Board. Currently, only the Series I preferred stockholder can determine the number of directors on the Board.

○
We believe that, upon the Sunset Date, this authority should reside with the Board itself so that the Board can ensure that the Company is governed by a group that is neither too large to be unwieldy nor too small to lack sufficient oversight and expertise. This flexibility is especially important during periods of change, when the Board may need to adjust its composition to align with new strategic priorities or to comply with evolving regulatory requirements.

○
Granting the Board this authority also supports continuity and stability by enabling the seamless integration of new directors. We believe this approach is consistent with widely accepted governance standards.

As of December 31, 2025, approximately 85% of S&P 500 companies have the number of directors fixed solely by the Board. (Source: Deal Point Data as of December 31, 2025.)

•	Removal of the Restriction on Selling, Exchanging or Disposing of Company Assets without a Stockholder Vote
○
We propose amending our Existing Charter to remove the restriction on selling, exchanging or disposing of Company assets as stockholders are already entitled to voting rights under applicable Delaware law with respect to the sale of all or substantially all of the corporation’s assets. Currently, the Existing Charter requires the approval of the Series I preferred stockholder and a majority of the holders of common stock to sell, exchange, or otherwise dispose of all or substantially all of the Company’s assets, taken as a whole, in a single transaction or a series of related transactions.

○
This provision is carried over from the Company’s legacy partnership agreement and it is not typically included in other public company charters. Moreover, under applicable Delaware law, the affirmative vote of the holders of a majority in voting power of the outstanding stock of the corporation entitled to vote is already required to approve any sale, lease, or exchange of all or substantially all of a corporation’s property and assets. Accordingly, this provision is no longer relevant, and we propose its removal to better streamline the Existing Charter and align it with current law.

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•	Removal of the Notice Requirement to Stockholders of Stock Splits, Distributions and Combinations
○
We propose amending our Existing Charter to remove the notice requirement to stockholders of stock splits, distributions and contributions as we believe these provisions are duplicative of protections provided under the NYSE listing standards and other provisions of our Existing Charter.

○
Currently, the Existing Charter requires the Board to provide stockholders with at least 20 days’ notice prior to the effective date of any distribution, subdivision, or combination of shares of the Company, or any options, rights, warrants, or appreciation rights related to stock. This is a provision carried over from the Company’s legacy partnership agreement, and it is not typically included in other public company charters.

○
Under the NYSE listing standards and other provisions of our Existing Charter, stockholders would already receive notice of such transactions. Accordingly, this provision is no longer relevant, and we propose its removal to better streamline the Existing Charter and align it with current law.

Description and General Effects of the Technical and Clarifying Amendments
The general descriptions of the proposed Technical and Clarifying Amendments set forth above are qualified in their entirety by reference to the full blacklined text as set forth in Appendix D. If the Technical and Clarifying Amendments are approved by the affirmative vote of (i) the holders of a majority of the voting power of the outstanding shares of common stock and (ii) the Series I preferred stockholder, it will become effective as of the Sunset Date upon its filing and acceptance with the Secretary of State of the State of Delaware, which is expected to occur prior to the Sunset Date. These Amendments are independent of stockholder approval of the Supermajority Voting Amendment, the Stockholder Action Amendment and the Vacancy Amendment. If all the Charter Amendments are approved by the stockholders, then we intend to restate our Existing Charter to reflect the amendments contemplated by the proposals listed herein as set forth in Appendix A, Appendix B, Appendix C and Appendix D to become effective as of the Sunset Date. If one or more proposals are not approved by the stockholders at the Special Meeting, but one or more other proposals are, then we will file only the amendments to our Existing Charter that were approved by stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE
APPROVAL OF THE TECHNICAL AND CLARIFYING AMENDMENTS.

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PROPOSAL 5: ADJOURNMENT OF SPECIAL MEETING
If, at the time of the Special Meeting, there are insufficient votes to approve any of the other proposals, we may propose for the Chair or Co-Chairs of the Special Meeting to adjourn the Special Meeting, if a quorum is present, for a period of not more than 30 days for the purpose of soliciting additional proxies to approve any such proposal. We do not currently intend to propose adjournment at the Special Meeting if there are sufficient votes at the time of the Special Meeting to approve all of the other proposals.
This adjournment proposal will only be presented if there is a quorum and there are not enough votes at the time of the Special Meeting to approve all of the other proposals described herein. If a quorum is not present, the Chair or Co-Chairs of the Special Meeting will have the power to adjourn the Special Meeting until a quorum is present.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE
ADJOURNMENT OF THE SPECIAL MEETING, FROM TIME TO TIME, IF THERE ARE NOT
SUFFICIENT VOTES IN FAVOR OF THE OTHER PROPOSALS.

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SUMMARY OF OTHER KEY CHARTER AMENDMENTS THAT DO NOT REQUIRE
COMMON STOCKHOLDER APPROVAL
In addition to the Charter amendments contemplated in Proposals 1-4, we plan on making other technical changes to the Existing Charter to modernize and streamline the document. These other changes require the approval of the Series I preferred stockholder and do not require the approval of holders of common stock. A summary of certain proposed changes are outlined below:

Charter Provision	Proposed Change
Authorized Stock	Update to provide that the authorized shares of a class of stock may be increased by the requisite vote of the stockholders.
Terms of Common Stock	Delete provision which requires equal treatment among all holders of common stock as such provision is a legacy partnership provision and redundant with Delaware law.
Shares Reserved for Issuance	Delete provision requiring the Company to reserve a number of shares to provide for the exchange of Group Partnership Units, as it is not necessary to be provided for in the Charter.
Mergers, Consolidations and Other Business Combinations
Delete (i) provision which provides that no stockholder vote is required for a merger that changes the legal form of the Company and (ii) provision that no vote of stockholders is required in connection with a sale of all the Company’s assets or a merger of the Company that merely changes the legal form of the Company into a different legal entity, as it is a legacy partnership provision and not necessary to be provided for in the Charter for corporations under Delaware law.

Preferred Directors (if any)
Add a provision that provides that if and when preferred stockholders have the right to elect directors, the term of office and removal of such directors will be governed by the terms of the Charter, including any certificate of designation, as is commonly included in charters of corporations formed under Delaware law.

Splits and Combinations of Stock
Delete provision providing that the Company could make in-kind dividends and effect subdivisions or combinations of stock so long as each holder held the same percentage of stock that such holder held immediately prior to the dividend, subdivision or combination, as it is a legacy partnership provision and not necessary to be provided for in the Charter for corporations under Delaware law.

Transfer of Group Partnership Class B Units
Delete provision which restricts the Company’s right to consent to a transfer of Class B units of KKR Group Partnership L.P. unless the transferee has entered into a contribution and indemnification agreement, as it is a legacy partnership provision.

Board of Directors
Add a provision stating that the business and affairs of the Company will be managed by or under the direction of the Board, except as otherwise provided by the charter or the DGCL, as is commonly included in charters of corporations formed under Delaware law.

Right to Acquire Stock of Corporation
Delete provision that provides that the Company had the right to purchase shares of stock if either less than 10% of the outstanding shares would be held by persons other than the Series I preferred stockholder or the Company would be subjected to the provisions of the Investment Company Act of 1940.

Corporate Opportunity	Add a new provision to preserve corporate opportunity waivers in the Existing Charter with updates to reflect the current state of Delaware law.

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VOTING PROCEDURES
Voting at the Meeting
You may vote your shares by attending the Special Meeting virtually. To attend the Special Meeting online, visit www.virtualshareholdermeeting.com/KKR2026SM and enter a 16-digit control number. If you hold your shares as a holder of record, your 16-digit control number will be printed on your proxy card or Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”). If instead you hold your shares through an account with a bank, broker or other nominee (that is, you are a “beneficial owner” of shares held in “street name”), your bank, broker or other nominee may provide you with your 16-digit control number on the voting instruction form or Notice and Access Card it furnishes to you; otherwise, you should contact your bank, broker or other nominee (preferably at least five business days before the date of the Special Meeting) to obtain a legal proxy that will permit you to attend, and vote at, the Special Meeting. Once admitted to the Special Meeting, you will have the ability to vote your shares electronically.
Even if you plan to attend the Special Meeting, we encourage you to authorize your voting instructions in advance by internet, telephone or mail so that your vote will be counted even if you later decide not to attend the Special Meeting.
Shares Held in Street Name
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you received a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
Shares Held in Record Name
If you are a stockholder of record, you may submit a proxy to vote your shares according to your voting instructions. Specifically, you may submit a proxy to vote:
•
By Internet - You may submit a proxy by going to the website indicated on your Notice and Access Card or proxy card and following the instructions. You will need the control number included on your Notice and Access Card or proxy card in order to vote by internet.

•
By Telephone - You may submit a proxy telephonically by dialing the number indicated on your Notice and Access Card or proxy card and following the recorded instructions. You will need the control number included on your Notice and Access Card or your proxy card in order to vote by telephone.

•
By Mail - You may submit a proxy by mail by completing, signing and dating your proxy card where indicated and by mailing or otherwise returning the proxy card in the postage-paid envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity. If you received a Notice and Access Card and would like to submit a proxy by mail, you should follow the instructions for requesting a proxy card described in the Notice and Access Card.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on Monday, April 20, 2026, for the submission of proxies to vote shares held by stockholders of record.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of the Record Date, the beneficial ownership of our common stock by:
•	each person known to us to beneficially own more than 5% of our common stock based on our review of filings with the SEC;
•	each of our directors and named executive officers; and
•	the directors and executive officers of the Company as a group.
The percentage of beneficial ownership is based on 891,550,894 shares of common stock issued and outstanding as of the Record Date. Beneficial ownership is in each case determined in accordance with the rules of the SEC, and includes equity securities of which that person has the right to acquire beneficial ownership within 60 days of the Record Date. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. The table below does not reflect ownership of the sole outstanding share of our Series I preferred stock by KKR Management LLP, which exercises significant voting power as set forth in our Existing Charter.

Name(1)	Common Stock Beneficially Owned(2)	Percentage of Common Stock Beneficially Owned
George R. Roberts(3)	83,862,855	9.41%
Henry R. Kravis(4)	81,180,618	9.11%
Scott C. Nuttall(5)	21,189,424	2.38%
Joseph Y. Bae(6)	18,456,070	2.07%
Craig Arnold	242	*
Timothy R. Barakett	236,166	*
Adriane M. Brown	11,665	*
Matthew R. Cohler(7)	141,440	*
Mary N. Dillon	27,385	*
Arturo Gutiérrez Hernández	12,780	*
Xavier B. Niel	30,273	*
Kimberly A. Ross	4,267	*
Patricia F. Russo	86,859	*
Robert W. Scully	188,109	*
Evan T. Spiegel	10,880	*
Robert H. Lewin(8)	1,199,226	*
Kathryn K. Sudol(9)	160,000	*
Directors and executive officers as a group (18 persons)(3)(4)(5)(6)(7)(8)(9)(10)	206,873,438	23.20%
5% Stockholders
The Vanguard Group Inc.(11)	56,245,699	6.31%
BlackRock, Inc.(12)	44,890,451	5.04%

*	Less than 1.0%.
(1)
The address of each director is c/o KKR & Co. Inc., 30 Hudson Yards, New York, New York, 10001. The address of each executive officer, except Mr. Roberts, is c/o Kohlberg Kravis Roberts & Co. L.P., 30 Hudson Yards, New York, New York 10001. The address of Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, California 94025.

(2)	Unless otherwise indicated, each individual has sole voting power and sole investment power with respect to the shares owned.
(3)	Includes 1,043,242 shares held by a limited partnership over which Mr. Roberts has sole investment power.
(4)
Includes (i) 15,227 shares held by Mr. Kravis’s spouse over which Mr. Kravis may be deemed to share investment and voting power, (ii) 150,000 shares held by a charitable foundation over which Mr. Kravis has shared voting power, and (iii) 1,549,369 shares held by a limited partnership over which Mr. Kravis has sole investment power.

(5)
Includes (i) 129,301 shares held by a trust over which Mr. Nuttall has the right to acquire investment and voting power, (ii) 2,782 shares held by a limited liability company over which Mr. Nuttall may be deemed to share investment and voting power,

26

and (iii) 920,000 shares held by a charitable foundation over which Mr. Nuttall has shared voting power, which shares have not been sold as of the Record Date. Not included in the table above is 211,540 shares held by a charitable foundation for which Mr. Nuttall has non-binding advisory powers, which shares have not been sold as of the Record Date.
(6)
Includes 384,257 shares held by a trust over which Mr. Bae has the right to acquire investment and voting power. Not included in the table above is 150,000 shares held by a charitable foundation for which Mr. Bae has non-binding advisory powers, which shares have not been sold as of the Record Date.

(7)	Includes 46,429 shares held by a trust over which Mr. Cohler has shared investment and voting power.
(8)	Includes 2,500 shares held by a trust over which Mr. Lewin has shared investment and voting power.
(9)	Represents 160,000 restricted holdings units which are vested or scheduled to vest within 60 days of the Record Date.
(10)	Includes 226,666 restricted holdings units which are vested or scheduled to vest within 60 days of the Record Date.
(11)
Based on a Schedule 13G/A filed with the SEC on November 12, 2024, as of September 30, 2024, The Vanguard Group reports it is the beneficial owner of 56,245,699 shares of common stock, with sole dispositive power over 53,380,855 shares of common stock, shared voting power over 813,842 shares of common stock and shared dispositive power over 2,864,844 shares of common stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(12)
Based on a Schedule 13G filed with the SEC on January 21, 2026, BlackRock, Inc. reports it is the beneficial owner of 44,890,451 shares of common stock, with sole voting power over 40,809,800 shares of common stock, and sole dispositive power over 44,890,451 shares of common stock. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

27

OTHER BUSINESS
Under Delaware law, only those matters specified in the notice of any special meeting of stockholders may be transacted at such meeting. Accordingly, Proposals 1, 2, 3, 4 and 5 are the only matters that will be brought before the Special Meeting.
STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING
We are currently not required to file proxy statements or information statements under Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless a vote of holders of our common stock is required. The Series I preferred stock is the only class of stock entitled to vote at a meeting of stockholders (or to take similar action by written consent) in the election of directors and generally with respect to all other matters submitted to a vote of stockholders, except as provided in the Company’s Existing Charter and Bylaws and under the DGCL and the rules of the NYSE. Moreover, holders of our common stock are currently unable to bring matters before our annual meeting of stockholders or nominate directors at such meeting, nor can they currently generally submit stockholder proposals under Rule 14a-8 of the Exchange Act. We do not currently anticipate soliciting proxies to vote on any matter to be presented at our 2026 annual meeting.

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APPENDIX A - SUPERMAJORITY VOTING AMENDMENT
Set forth below is the text of the provisions of our Existing Charter proposed to be amended by Proposal No. 1, effective as of the Sunset Date. Deletions are indicated by strike-through and red text.
Section 6.03 – Amendments of the Certificate of Incorporation
~~(d) Notwithstanding any other provision of this Certificate of Incorporation, except for amendments adopted pursuant to Section 13.03(b) and except as otherwise provided by Section 6.02, in addition to any other approval required by this Certificate of Incorporation, no amendment shall become effective without the affirmative vote or consent of stockholders holding at least 90% of the voting power of the Outstanding Designated Stock unless the Corporation obtains an Opinion of Counsel to the effect that such amendment will not affect the limited liability of any stockholder under the DGCL.~~
~~(e) Except as provided in Section 13.03(b), subsections (b) through (f) of this Section 6.03 shall only be amended with the affirmative vote or consent of the stockholders holding at least 90% of the voting power of the Outstanding Designated Stock.~~

A-1

APPENDIX B - STOCKHOLDER ACTION AMENDMENT
Set forth below is the text of the provisions of our Existing Charter proposed to be amended by Proposal No. 2, effective as of the Sunset Date. Additions are indicated in blue text and deletions are indicated by strike-through and red text.
~~Section 8.03 Action Without a Meeting. If consented to by the Board of Directors in writing (which consent shall not be required with respect to any action to be taken solely by the Series I Preferred Stockholder), any action that may be taken at a meeting of the stockholders entitled to vote may be taken without a meeting, without a vote and without prior notice, if a consent or consents in writing setting forth the action so taken are signed by stockholders owning not less than the minimum percentage of the voting power of the Outstanding stock of the Corporation (including stock of the Corporation deemed owned by the Series I Preferred Stockholder) that would be necessary to authorize or take such action at a meeting at which all the stockholders entitled to vote were present and voted and such consent or consents are delivered in the manner contemplated by Section 228 of the DGCL.~~
Section 8.03 Action Without a Meeting. Any action required or permitted to be taken by the holders of capital stock of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in lieu of a meeting by such holders; provided, however, that any action required or permitted to be taken by the holders of one or more Outstanding series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken by consent in lieu of a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of Outstanding shares of the relevant class or series having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with applicable law.

B-1

APPENDIX C - VACANCY AMENDMENT
Set forth below is the text of the provisions of our Existing Charter proposed to be amended by Proposal No. 3, effective as of the Sunset Date. Additions are indicated in blue text.
Section 6.04 Vacancies; Newly Created Directorships. Subject to the rights granted to the holders of any one or more series of Preferred Stock then Outstanding, any newly-created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring on the Board of Directors (whether by death, resignation, retirement, disqualification, removal or other cause) shall be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by the stockholders).

C-1

APPENDIX D - TECHNICAL AND CLARIFYING AMENDMENTS
Set forth below is the text of the provisions of our Existing Charter proposed to be amended by Proposal No. 4, effective as of the Sunset Date. Additions are indicated in blue text and deletions are indicated by strike-through and red text.
Fixing the Number of Directors
Section 6.02 Number. Subject to the rights granted to the holders of any one or more series of Preferred Stock then Outstanding, the total number of directors constituting the Board of Directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors.
Removal of the Restriction on Selling, Exchanging or Disposing of Company Assets without a Stockholder Vote
~~Section 6.01 Sales, Exchanges or Other Dispositions of the Corporation’s Assets. Except as provided in Section 5.04 and Section 6.02, the Corporation may not sell, exchange or otherwise dispose of all or substantially all of the Corporate Group’s assets, taken as a whole, in a single transaction or a series of related transactions, without the approval of the Series I Preferred Stockholder and the holders of a majority of the voting power of Outstanding Designated Stock; provided, however, that this Section 6.01 shall not preclude or limit the Corporation’s ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Corporate Group (including for the benefit of Persons other than the members of the Corporate Group, including Affiliates of the Series I Preferred Stockholder) and shall not apply to any forced sale of any or all of the assets of the Corporate Group pursuant to the foreclosure of, or other realization upon, any such encumbrance.~~
Removal of the Notice Requirement to Stockholders of Stock Splits, Distributions and Combinations
~~Section 6.05 Splits and Combinations of Stock.~~
~~(b) Whenever such a distribution, subdivision or combination of shares of stock of the Corporation or options, rights, warrants or appreciation rights relating to stock of the Corporation is declared, the Board of Directors shall fix a date on which the distribution, subdivision or combination shall be effective, the Corporation shall provide notice of such distribution, subdivision or combination at least 20 days prior to the effective date of such event to the stockholders of the Corporation as of a record date fixed by the Board of Directors for determining the stockholders entitled to receive such notice, which record date for notice shall be not less than 10 days prior to the date on which such notice is given.~~

D-1

KKR

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 20, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KKR2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 20, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85702-S29434 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KKR & CO. INC.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V85703-S29434

KKR & CO. INC.
SPECIAL MEETING OF STOCKHOLDERS
APRIL 21, 2026 11:30 A.M. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph Bae, Scott Nuttall, Kathryn Sudol and Christopher Lee, and each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock or Series I preferred stock of KKR & Co. Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 11:30 a.m. Eastern Time, on April 21, 2026, at www.virtualshareholdermeeting.com/KKR2026SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE